EXHIBIT 4.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated April 6, 2005 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-123057) and related Prospectus of Claymore Securities Defined Portfolios, Series 217.

                                                          /s/ Grant Thornton LLP

                                                              GRANT THORNTON LLP


Chicago, Illinois
April 6, 2005